UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

April 3, 2014

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Fifth Avenue S.W. Olympia, WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD

On April 3, 2014, Heritage Financial Corporation (“Heritage”) issued a press release announcing that Glass Lewis & Co. and International Shareholder Services had recommended that Heritage and Washington Banking shareholders vote for the proposed merger between Heritage and Washington Banking Company at their respective special shareholders’ meetings scheduled for April 14, 2014 for Heritage and April 15, 2014 for Washington Banking. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Heritage that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Heritage.

ITEM 9.01 – Financial Statements and Exhibits.

(d) –Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: April 4, 2014	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer